UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

State Auto Financial Corporation
(Name of Registrant as Specified In Its Charter) Liberty Mutual Holding Company Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of State Auto Financial Corporation, an Ohio corporation (“STFC”) by Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company (“LMHC”), and proposed merger of STFC with Pymatuning, Inc., an Ohio corporation and wholly-owned indirect subsidiary of LMHC (“Merger Sub I”), pursuant to the terms of an Agreement and Plan of Merger and Combination by and among LHMC, STFC, State Automobile Mutual Insurance Company, an Ohio mutual insurance company, Merger Sub I and Andover, Inc. an Ohio corporation and wholly-owned direct subsidiary of LMHC (“Merger Sub II”), dated as of July 12, 2021:

(i)	Welcome E-mail from David Long, Chairman & Chief Executive Officer of LHMC, and Jim MacPhee, President, Global Retail Markets of LHMC, to State Auto associates and contractors.

This communication was first used or made available on July 13, 2021.

Subject: Greetings from Liberty Mutual Insurance

Yesterday, you heard from Mike LaRocco about the agreement for Liberty Mutual Insurance to acquire State Auto.

While the transaction is pending State Auto shareholder approval, member approval, regulatory approvals and customary closing conditions, we wanted to reach out and express how excited we are to welcome you into the Liberty community.

We have spent quite a bit of time with Mike discussing our complementary organizations. It is clear that we have the same goal: to deliver the best possible outcome for our employees, business partners and clients. The additional capabilities and product expertise achieved through this partnership will prove to be a great asset for both companies.

Equally appealing to Liberty are State Auto’s values. For almost a century, State Auto has celebrated a culture of caring for people, exceptional service and deep philanthropy, mirroring our purpose to help people embrace today and confidently pursue tomorrow.

Thank you for your continued commitment to put people first and deliver outstanding service. When the acquisition closes, we look forward to welcoming you into the Liberty Mutual community.

David H. Long	Jim MacPhee
Chairman & Chief Executive Officer	President, Global Retail Markets

Cautionary Notice Regarding Forward Looking Statements
Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements State Auto Financial Corporation (“STFC”) may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on Liberty Mutual Holding Company Inc.(“LMHC”), State Automobile Mutual Insurance Company (“SAM”) or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of STFC on file with the Securities Exchange Commission (“SEC”).  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed transaction, STFC will file with the SEC a proxy statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that STFC may file with the SEC. The definitive proxy statement of STFC will be mailed to the shareholders of STFC. INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by STFC through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation
STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and its annual proxy statement filed with the SEC on March 31, 2021. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the annual proxy statement filed with the SEC on March 31, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A more complete description will be available in the proxy statement and other materials filed with or furnished to the SEC in connection with the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.